UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported) June 3, 2008

ZILA, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-17521	86-0619668

(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification No.)
5227 North 7th Street, Phoenix, Arizona 85014-2800
(Address of Principal Executive Offices)
(602) 266-6700
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 1.02. Termination of a Material Definitive Agreement
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 3.02. Unregistered Sales of Equity Securities
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Exhibit Index
EX-4.1
EX-4.2
EX-10.1
EX-99.1

Item 1.01. Entry into a Material Definitive Agreement.
     As previously disclosed by Zila, Inc. (the “Company”) in reports filed by the Company with the Securities and Exchange Commission, the Company consummated two private placements (the “Private Placements”) in 2006, pursuant to which certain securities of the Company, including shares of the Company’s common stock, warrants to purchase shares of the Company’s common stock, and unsecured and secured convertible notes (collectively, the “Securities”), were issued.
     On August 13, 2007, the Company entered into an Amendment Agreement (the “Amendment Agreement”) with certain investors pursuant to which it repurchased certain of the Securities (including shares of common stock and warrants to purchase common stock) issued in the Private Placements and amended the notes issued in the Private Placements (as amended, the “Amended and Restated Secured Notes”).
     On June 3, 2008, the Company entered into a Second Amendment Agreement (the “Second Amendment Agreement”) with Visium Balanced Offshore Fund, Ltd., Visium Balanced Fund, LP, Visium Long Bias Offshore Fund, Ltd., Visium Long Bias Fund, LP, Atlas Master Fund, Ltd. and Balyasny Asset Management, L.P. (collectively, the “Investors”). Pursuant to the Second Amendment Agreement, the Company obtained relief with respect to the free cash and EBITDA covenants contained in the Amended and Restated Secured Notes (as amended, the “Second Amended and Restated Secured Notes”). Specifically, the Second Amended and Restated Secured Notes provide that the Company must:
•	maintain, as of the end of each fiscal quarter commencing with the fiscal quarter ending July 31, 2007, free cash in an amount not less than $1,000,000; and

•	achieve EBITDA (as defined in the Second Amended and Restated Secured Notes) of at least $1 for at least one fiscal quarter ending on or prior to July 31, 2009.
     The Second Amended and Restated Secured Notes are in the same aggregate principal amount as the Amended and Restated Secured Notes, or $12,000,001.20, and continue to be due July 31, 2010. Interest is payable on the Second Amended and Restated Secured Notes quarterly at 7% in cash or, at the option of the Company, at 8% in shares of the Company’s common stock at a price equal to 90% of the average closing bid price of the Company’s common stock for the ten trading days immediately prior to the relevant interest payment date. The Second Amended and Restated Secured Notes are convertible into shares of the Company’s common stock at the option of the holders thereof at a conversion rate $2.20 per share, which, if fully converted and assuming no adjustments to the conversion price, could result in the issuance of 5,454,546 shares of common stock.
     The Second Amendment Agreement also provided for:
•	the Investors’ surrender to the Company of warrants to purchase an aggregate of 3,396,100 shares of the Company’s common stock;

•	a requirement that the Company enter into customary deposit account control agreements with each depository institution holding funds of the Company; and

•	the Company’s payment of a $1,200,000 amendment fee, which the Company paid by issuing 4,626,595 shares of its Common Stock (the “Second Amendment Shares”) to the Investors on June 4, 2008.
     Also on June 3, 2008, the Company and the Investors entered into a Registration Rights Agreement (the “Registration Rights Agreement”), under which the Company agreed to file a resale registration statement covering the Second Amendment Shares within 30 days after the execution date of the Second Amendment Agreement. The Company is obligated to use its best efforts to have the registration statement declared effective as soon as practicable, and to use commercially reasonable efforts to maintain the effectiveness of the registration statement until the earlier of the date on which all of the Second Amendment Shares (i) have been sold or (ii) can be sold pursuant to Rule 144 promulgated under the Securities Act of 1933, as amended. The Company will become obligated to pay the Investors liquidated damages equal to 1% of the aggregate market value of the Second Amendment Shares if it fails to file the registration statement within the timeframe described above.
     Copies of the form of Second Amended and Restated Secured Note, Registration Rights Agreement, Second Amendment Agreement and a press release discussing the transactions described above and information concerning forward-looking statements and factors that may affect the Company’s future results, are attached hereto as Exhibits 4.1, 4.2, 10.1 and 99.1, respectively, and are incorporated herein by this reference.
Item 1.02. Termination of a Material Definitive Agreement.
     The information set forth in Item 1.01 above is incorporated into this Item 1.02 by this reference.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     The information regarding the transactions contemplated under the Second Amendment Agreement as set forth in Item 1.01 above is incorporated into this Item 2.03 by this reference.
Item 3.02. Unregistered Sales of Equity Securities.
     The information regarding the transactions contemplated under the Second Amendment Agreement, including the Company’s issuance of the Second Amendment Shares, as set forth in Item 1.01 above, is incorporated into this Item 3.02 by this reference. The issuance of the Second Amendment Shares was exempt from registration pursuant to Section 4(2) of the Securities Act of 1933.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description

4.1	Form of Second Amended and Restated Senior Secured Convertible Note due July 2010

4.2	Registration Rights Agreement, dated June 3, 2008, by and among Zila, Inc., Visium Balanced Offshore Fund, Ltd., Visium Balanced Fund, LP, Visium Long Bias Offshore Fund, Ltd., Visium Long Bias Fund, LP, and Atlas Master Fund, Ltd.

10.1	Second Amendment Agreement, dated June 3, 2008, by and among Zila, Inc., Visium Balanced Offshore Fund, Ltd., Visium Balanced Fund, LP, Visium Long Bias Offshore Fund, Ltd., Visium Long Bias Fund, LP, and Atlas Master Fund, Ltd.

99.1	Press release, dated June 4, 2008, entitled “Zila Takes Steps to Clear Path for Growth and Financial Stability”

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: June 6, 2008

ZILA, INC.
/s/ Gary V. Klinefelter
By: Gary V. Klinefelter
Vice President and General Counsel

Exhibit Index

Exhibit No.	Description

4.1	Form of Second Amended and Restated Senior Secured Convertible Note due July 2010

4.2	Registration Rights Agreement, dated June 3, 2008, by and among Zila, Inc., Visium Balanced Offshore Fund, Ltd., Visium Balanced Fund, LP, Visium Long Bias Offshore Fund, Ltd., Visium Long Bias Fund, LP, and Atlas Master Fund, Ltd.

10.1	Second Amendment Agreement, dated June 3, 2008, by and among Zila, Inc., Visium Balanced Offshore Fund, Ltd., Visium Balanced Fund, LP, Visium Long Bias Offshore Fund, Ltd., Visium Long Bias Fund, LP, and Atlas Master Fund, Ltd.

99.1	Press release, dated June 4, 2008, entitled “Zila Takes Steps to Clear Path for Growth and Financial Stability”